Statements contained in this Contract Status of Offshore Rig Fleet report regarding the Company's estimated rig availability or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability and future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) early contract terminations, (v) actual timing of contract term completion, (vi) finalization, modifications or termination of commitments made verbally or by letters of intent, (vii) new contracts or contract extensions, and (viii) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of July 15, 2004. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of July 15, 2004

		Water				Estimated
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Availability	Comments

Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Novus	Mid 30's	Gulf of Mexico	Aug. 04
ENSCO 64	MLT Enhn. 53-S	350	Dominion	Mid 40's	Gulf of Mexico	Jul. 04
ENSCO 68	MLT Enhn. 84-C	400	Shipyard		Gulf of Mexico	Oct. 04
ENSCO 69	MLT 84-S	400	Stone Energy	Low 40's	Gulf of Mexico	Jul. 04
ENSCO 74	MLT Enhn. 116-C	400	LLOG	Mid 40's	Gulf of Mexico	Sep. 04
ENSCO 75	MLT Super 116-C	400	Spinnaker	Mid 40's	Gulf of Mexico	Sep. 04	Next to Shell to Jan. 05, market rate
ENSCO 81	MLT 116-C	350	BP	High 40's	Gulf of Mexico	Aug. 04	Well to well
ENSCO 82	MLT 116-C	350	ChevronTexaco	Mid 40's	Gulf of Mexico	Jul. 04	Next to Pogo to Aug. 04, mid 40's
ENSCO 83	MLT 82 SD-C	250	Hunt Petroleum	Mid 30's	Gulf of Mexico	Jul. 04	Next to Nexen to Nov. 04, mid 30's
ENSCO 84	MLT 82 SD-C	250	Forest Oil	Mid 30's	Gulf of Mexico	Jul. 04	Scheduled for shipyard late Aug. 04 to Nov. 04
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Mid 30's	Gulf of Mexico	Sep. 04	Market rate, well to well
ENSCO 87	MLT 116-C	350	Devon	Low 40's	Gulf of Mexico	Aug. 04	Next to Newfield to Aug. 04, mid 40's
ENSCO 88	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Aug. 04	Move to Middle East, available to work starting Oct. 04
ENSCO 89	MLT 82 SD-C	250	Apache	Mid 30's	Gulf of Mexico	Sep. 04
ENSCO 90	MLT 82 SD-C	250	Houston Expl.	Mid 30's	Gulf of Mexico	Aug. 04
ENSCO 93	MLT 82 SD-C	250	Energy Resources	Low 40's	Gulf of Mexico	Jul. 04
ENSCO 95	Hitachi C-250	250			Gulf of Mexico		Move to Middle East shipyard to Nov. 04
ENSCO 98	MLT 82 SD-C	250	Houston Expl.	Mid 30's	Gulf of Mexico	Oct. 04	Rate increases to high 30's mid Jul. 04
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Mid 30's	Gulf of Mexico	Oct. 04	Market rate, well to well
ENSCO 105	KFELS MOD V-B	400	Millennium	Low 40's	Gulf of Mexico	Oct. 04	Rate increases to low 50's mid Aug. 04
Semisubmersible
ENSCO 7500	Semisubmersible	8000	Available		Gulf of Mexico	Jul. 04
Platform Rigs
ENSCO 25	3000 HP API		ChevronTexaco	High 20's	Gulf of Mexico	Aug. 04
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Jul. 04
ENSCO 29	3000 HP API		Committed		Gulf of Mexico	May 05	Next to Taylor start Sep. 04, mid 20's, plus options
North Sea
ENSCO 70	Hitachi K1032N	250	DONG	High 50's	Denmark	Oct. 04	Market rate, well to well options
ENSCO 71	Hitachi K1032N	225	DONG	Mid 50's	Denmark	Sep. 04
ENSCO 72	Hitachi K1025N	225	Total	Low 50's	Netherlands	Oct. 04	Currently on modification rate, Aug. 04 operating rate low 70's
ENSCO 80	MLT Enhn. 116-C	225	ConocoPhillips	Low 50's	UK	Aug. 04	Expect to work through Dec. 04, mid 40's
ENSCO 85	MLT 116-C	225	Available		Netherlands	Jul. 04
ENSCO 92	MLT 116-C	225	Available		Netherlands	Jul. 04	Expect to work starting Sep. 04 to Nov. 04, high 40's, plus options
ENSCO 101	KFELS MOD V-A	400	DONG	High 70's	Denmark	Sep. 04	Expect to work Oct. 04 through Jan. 05; mid 80's
Africa
ENSCO 100	MLT-150-88	350	Shell	Mid 60's	Nigeria	Oct. 04	Next to Nexen starting Sep. 04, mid 60's
Asia Pacific
ENSCO 50	F&G 780 Mod II	300	British Gas	Mid 50's	India	Dec. 04	Plus options
ENSCO 51	F&G 780 Mod II	300	Shell	High 50's	Brunei	Jan. 05	Plus options
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Dec. 04	Plus options
ENSCO 53	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Nov. 04	Plus options
ENSCO 54	F&G 780 Mod II	300	Ras Gas	Low 50's	Qatar	Oct. 04	Plus options
ENSCO 56	F&G 780 Mod II	300	Apache	Mid 70's	Australia	Oct. 04	Next to Strike/Tap, mid 70's
ENSCO 57	F&G 780 Mod II	300	Murphy	High 50's	Malaysia	Nov. 04	Plus options
ENSCO 67	MLT 84-S	400			Singapore		En route to shipyard to Q2 05
ENSCO 94	Hitachi C-250	250	Ras Gas	Low 50's	Qatar	Jul. 05	Plus options
ENSCO 96	Hitachi C-250	250	Shell	High 40's	Qatar	Oct. 04	Plus options
ENSCO 97	MLT 82-SD-C	250	Qatar Petroleum	Low 50's	Qatar	Nov. 05	Plus options
ENSCO 102	KFELS MOD V-A	400	Origin	High 80's	Australia	Oct. 04	Combined program Origin/Esso, plus options
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Low 100's	E. Timor	Dec. 04	Plus options
ENSCO 106	KFELS MOD V-B	400	Under construction		Singapore	Q4 04
ENSCO 107	KFELS MOD V-B	400	Under construction		Singapore	Q4 05

ENSCO I	Barge Rig		Total	High 40's	Indonesia	Apr. 07
South America/
Caribbean
ENSCO 76	MLT Super 116-C	350	BP	High 80's	Trinidad	Sep. 04	Plus options

ENSCO II	Barge Rig		Available		Lake Maracaibo	Jul. 04	Next to drydock for regulatory work
ENSCO III	Barge Rig		Available		Lake Maracaibo	Jul. 04	Next to drydock for regulatory work
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo	Jul. 04
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo